Exhibit 32.1







                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. 1350 (as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), We, the undersigned, hereby certify that to the best of our knowledge the Quarterly Report on Form 10-QSB of The Reserve Petroleum Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  May  10,  2004                   /s/  Mason  McLain
                                        ----------------------------------------
                                        Mason  McLain,  President
                                        (Chief  Executive  Officer)




Date:  May  10,  2004                   /s/  James  L.  Tyler
                                        ----------------------------------------
                                        James  L.  Tyler
                                        2nd Vice  President, Secretary/Treasurer
                                        (Chief  Financial  Officer)